Exhibit 10.27.8

AMENDMENT NO. 7

dated as of August 1, 2003

among

AMERICREDIT MTN RECEIVABLES TRUST III,

as Debtor,

AMERICREDIT FINANCIAL SERVICES, INC.,

Individually and as Servicer,

MBIA INSURANCE CORPORATION,

as Note Insurer,

JPMORGAN CHASE BANK,

as Collateral Agent

and

MERIDIAN FUNDING COMPANY, LLC,

as Purchaser

to SECURITY AGREEMENT

dated as of February 25, 2002

THIS AMENDMENT NO. 7 TO THE SECURITY AGREEMENT, dated as of August 1, 2003 (this “Amendment”) is among AMERICREDIT MTN RECEIVABLES TRUST III (the “Debtor”), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer (“AFS”), MBIA INSURANCE CORPORATION, as Note Insurer (the “Note Insurer”), JPMORGAN CHASE BANK, as Collateral Agent (the “Collateral Agent”), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser (“Meridian”), to the Security Agreement dated as of February 25, 2002 (the “Security Agreement”).

WHEREAS, the Debtor, AFS, AmeriCredit MTN Corp. III and the Collateral Agent entered into a Security Agreement dated as of February 25, 2002 relating to the $500,000,000 AmeriCredit MTN Receivables Trust III Note;

WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, the Note Insurer, the Collateral Agent and Meridian (the “Parties”) upon the terms and conditions specified therein;

WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002, Amendment No. 2, dated as of February 1, 2003, Amendment No. 3, dated as of February 28, 2003, Amendment No. 4, dated as of April 1, 2003, Amendment No. 5, dated as of June 20, 2003 and Amendment No. 6, dated as of August 18, 2003, among the Parties;

WHEREAS, the Note Insurer is the Controlling Party under the Transaction Documents;

WHEREAS, the Parties wish to amend the Security Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

Section 1. Definitions Each term used herein but not defined herein shall have the meaning assigned to such term in the Security Agreement.

Section 2. Amendment to Section 1.1 (Certain Defined Terms)

(a) The definition of “Reimbursement Amount” contained in Section 1.1 is amended by replacing the clause “Section 2.3(a)(ix) hereof” with the clause “Section 2.3(a)(viii)”.

(b) The definition of “Servicing Fee” contained in Section 1.1 is amended and restated, in its entirety, as follows:

“Servicing Fee” means, for any Settlement Period, the fee payable to the Servicer from Collections pursuant to Section 2.3(a) hereof on the related Remittance Date, in an amount equal to 2.25% per annum on the average daily Aggregate Outstanding Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) during such Settlement Period.

(c) Section 1.1 is amended by inserting the following new definition of “Standby Servicer”:

“Standby Servicer” means Systems & Services Technologies, Inc., and its successors and assigns, and any successor standby servicer appointed by the Note Insurer.

Section 3. Amendment to Section 2.3 (Monthly Flow of Funds)

Subdivisions (vii), (viii) and (ix) of Section 2.3(a) are amended and restated, in their entirety, as follows:

(vii) seventh, from the Total Available Funds, (A) to the Standby Servicer, any accrued and unpaid fees and expenses payable to the Standby Servicer (to the extent such fees and expenses have not been previously paid by the Servicer); provided, however, the fees and expenses payable to the Standby Servicer pursuant to this clause (vii)(A) shall not exceed $200,000 in aggregate in any calendar year and (B) to the successor Servicer, if any, (1) transition fees and expenses (including boarding fees) not to exceed $300,000 in aggregate and (2) any fees and expenses owed to the successor Servicer not paid in (ii) above, which expenses shall not exceed $100,000 in aggregate in any calendar year, in either case, to the extent such fees and expenses have not been previously paid by the Servicer;

(viii) eighth, from Total Available Funds, to the Note Insurer, the Premium Amount then due, any accrued and unpaid Premium Amount with interest at the Late Payment Rate and the Reimbursement Amount, if any, then due it;

(ix) ninth, from Total Available Funds, to the Standby Servicer, any accrued and unpaid fees and expenses payable to the Standby Servicer (to the extent such fees and expenses have not been previously paid by the Servicer or pursuant to clause (ii) or (vii) above) and to the successor Servicer, if any, expenses incurred in connection with the transition of servicing and any fees and expenses owed to the successor Servicer not paid in clause (ii) or (vii) above;

Section 4. Separate Counterpart. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

Section 6. Binding Effect; Ratification.

(a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Security Agreement, and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

(c) Except as expressly amended hereby, all provisions of the Security Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

AMERICREDIT MTN RECEIVABLES TRUST III

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., Individually and as Servicer

By:
Name:
Title:

MBIA INSURANCE CORPORATION, as Note Insurer

By
Name:
Title:

JPMORGAN CHASE BANK, as Collateral Agent

By
Name:
Title:

MERIDIAN FUNDING COMPANY, LLC, as Purchaser

By
Name:
Title:

Signature Page for Amendment No. 7

to the Security Agreement (MTN III)